Exhibit 99.1
ENERGY TRANSFER PARTNERS REPORTS QUARTERLY RESULTS
FOR THE PERIOD ENDED SEPTEMBER 30TH
Dallas — November 9, 2009 — Energy Transfer Partners, L.P. (NYSE:ETP) today reported EBITDA, as adjusted, distributable cash flow, and net income for the quarter ended September 30, 2009. EBITDA, as adjusted, for the three months ended September 30, 2009 totaled $281.8 million, a decrease of $51.0 million from the three months ended September 30, 2008. Distributable cash flow for the three months ended September 30, 2009 totaled $155.6 million, a decrease of $54.3 million from the three months ended September 30, 2008. Net income for the three months ended September 30, 2009 totaled $72.5 million, a decrease of $148.6 million from the three months ended September 30, 2008. The decreases in these metrics between the periods were primarily attributable to the impacts of lower natural gas prices and weaker price differentials mainly across Texas.
For the nine months ended September 30, 2009, EBITDA, as adjusted, totaled $1.03 billion, a decrease of $34.9 million from the nine months ended September 30, 2008. Distributable cash flow for the nine months ended September 30, 2009 was $731.7 million, a decrease of $77.5 million from the nine months ended September 30, 2008. Net income for the nine months ended September 30, 2009 totaled $530.4 million, a decrease of $184.7 million from the nine months ended September 30, 2008.
ETP also announced that it has filed its quarterly report on Form 10-Q for the quarter ended September 30, 2009 with the Securities and Exchange Commission. ETP has posted a copy of this Form 10-Q on its website at www.energytransfer.com. The Partnership has scheduled a conference call for 9:00 a.m. Central Time, Tuesday, November 10, 2009 to discuss the third quarter results. The conference call will be broadcast live via an internet web cast, which can be accessed through www.energytransfer.com. The call will be available for replay on the Partnership’s website for a limited time.
EBITDA, as adjusted, and distributable cash flow are non-GAAP financial measures used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership’s fundamental business activities and should not be considered in isolation or as a substitute for net income, income from operations, cash flows from operating activities, or other GAAP measures. A table reconciling EBITDA, as adjusted, and distributable cash flow with appropriate GAAP financial measures is included in the summarized financial information included in this release.

Energy Transfer Partners, L.P. (NYSE:ETP) is a publicly traded partnership owning and operating a diversified portfolio of energy assets. ETP has pipeline operations in Arizona, Colorado, Louisiana, New Mexico, and Utah, and owns the largest intrastate pipeline system in Texas. ETP’s natural gas operations include intrastate gathering and transportation pipelines, treating and processing assets, and three storage facilities located in Texas. ETP currently has more than 17,500 miles of pipeline in service and has a 50% interest in joint ventures that have approximately 500 miles of interstate pipeline in service. ETP is also one of the three largest retail marketers of propane in the United States, serving more than one million customers across the country.
Energy Transfer Equity, L.P. (NYSE:ETE) is a publicly traded partnership, which owns the general partner of Energy Transfer Partners and approximately 62.5 million ETP limited partners units.
The information contained in this press release is available on the Partnership’s website at www.energytransfer.com.
Contacts

Investor Relations:
Energy Transfer
Brent Ratliff
214-981-0700 (office)
Media Relations:
Vicki Granado
Granado Communications Group
214-504-2260 (office)
214-498-9272 (cell)
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ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	September 30,	December 31,
	2009	2008
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$50,059	$91,902
Marketable securities	12,682	5,915
Accounts receivable, net of allowance for doubtful accounts	352,838	591,257
Accounts receivable from related companies	35,972	17,895
Inventories	221,148	272,348
Deposits paid to vendors	99,317	78,237
Exchanges receivable	15,434	45,209
Price risk management assets	6,841	5,423
Prepaid expenses and other current assets	67,680	75,215

Total current assets	861,971	1,183,401

PROPERTY, PLANT AND EQUIPMENT	9,616,309	8,996,911
ACCUMULATED DEPRECIATION	(905,624)	(700,826)

	8,710,685	8,296,085

ADVANCES TO AND INVESTMENTS IN AFFILIATES	550,950	10,110
GOODWILL	736,347	743,694
INTANGIBLES AND OTHER ASSETS, net	394,767	394,199

Total assets	$11,254,720	$10,627,489

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	September 30,	December 31,
	2009	2008
LIABILITIES AND PARTNERS’ CAPITAL

CURRENT LIABILITIES:
Accounts payable	$253,892	$381,135
Accounts payable to related companies	7,591	34,547
Exchanges payable	22,400	54,636
Customer advances and deposits	101,258	106,679
Accrued and other current liabilities	247,466	311,988
Price risk management liabilities	18,279	94,978
Interest payable	110,744	106,259
Income taxes payable	5,481	14,538
Deferred income taxes	—	589
Current maturities of long-term debt	46,078	45,198

Total current liabilities	813,189	1,150,547

LONG-TERM DEBT, less current maturities	6,166,083	5,618,549
DEFERRED INCOME TAXES	105,156	100,597
OTHER NON-CURRENT LIABILITIES	21,076	14,727

COMMITMENTS AND CONTINGENCIES

	7,105,504	6,884,420

PARTNERS’ CAPITAL:
General Partner	169,038	161,159
Limited Partners:
Common Unitholders (168,834,045 and 152,102,471 units authorized, issued and outstanding at September 30, 2009 and December 31, 2008, respectively)	3,994,530	3,578,997
Class E Unitholders (8,853,832 units authorized, issued and outstanding - held by subsidiary and reported as treasury units)	—	—
Accumulated other comprehensive income (loss)	(14,352)	2,913

Total partners’ capital	4,149,216	3,743,069

Total liabilities and partners’ capital	$11,254,720	$10,627,489

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit and unit data)
(unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2009	2008	2009	2008
REVENUES:
Natural gas operations		$943,975	$1,938,586	$3,004,163	$6,322,070
Retail propane		162,224	238,830	829,901	1,086,417
Other		23,397	28,799	77,449	90,575

Total revenues		1,129,596	2,206,215	3,911,513	7,499,062

COSTS AND EXPENSES:
Cost of products sold — natural gas operations		591,797	1,435,308	1,865,914	4,965,145
Cost of products sold — retail propane		80,232	187,799	378,524	744,316
Cost of products sold — other		6,119	10,347	18,842	27,783
Operating expenses		158,883	197,493	517,337	573,606
Depreciation and amortization		81,684	70,508	230,461	191,757
Selling, general and administrative		33,534	44,252	143,015	136,632

Total costs and expenses		952,249	1,945,707	3,154,093	6,639,239

OPERATING INCOME		177,347	260,508	757,420	859,823

OTHER INCOME (EXPENSE):
Interest expense, net of interest capitalized		(101,503)	(67,792)	(284,228)	(191,757)
Equity in earnings (losses) of affiliates		9,581	(654)	11,751	(749)
Gains (losses) on disposal of assets		(1,088)	2,520	(1,333)	1,584
Gains (losses) on non-hedged interest rate derivatives		(18,241)	394	32,327	149
Allowance for equity funds used during construction		30	19,727	18,618	45,275
Other, net		3,433	(805)	4,400	9,486

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)		69,559	213,898	538,955	723,811
Income tax expense (benefit)		(2,897)	(7,150)	8,594	8,754

NET INCOME		72,456	221,048	530,361	715,057

GENERAL PARTNER’S INTEREST IN NET INCOME		88,927	80,252	266,396	233,599

LIMITED PARTNERS’ INTEREST IN NET INCOME (LOSS)	(1)	$(16,471)	$140,796	$263,965	$481,458

BASIC NET INCOME (LOSS) PER LIMITED PARTNER UNIT	(2)	$(0.10)	$0.94	$1.60	$3.32

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING		168,815,563	149,839,499	164,183,538	145,160,079

DILUTED NET INCOME (LOSS) PER LIMITED PARTNER UNIT	(2)	$(0.10)	$0.94	$1.59	$3.31

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING		168,815,563	150,248,194	164,886,492	145,615,088

(1)
Based on the declared distribution rate of $0.89375 per Common Unit, distributions to be paid for the three months ended September 30, 2009, are $249.5 million in total, which exceeds net income for the period by $177.0 million. Accordingly, the distributions to be paid to the General Partner, including incentive distributions, further exceeded the net income for the three months ended September 30, 2009, and as a result, a net loss was allocated to the Limited Partners for the period.

(2)
Basic and diluted net income per limited partner unit amounts for the three and nine months ended September 30, 2008 have been restated to reflect the retrospective adoption of certain accounting principles on January 1, 2009. See our quarterly report on Form 10-Q for the quarter ended September 30, 2009 for a more detailed discussion.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
SUPPLEMENTAL INFORMATION:	2009	2008	2009	2008
(unaudited)

Reconciliation of net income to EBITDA, as adjusted:
Net income	$72,456	$221,048	$530,361	$715,057
Interest expense, net of interest capitalized	101,503	67,792	284,228	191,757
Income tax expense (benefit)	(2,897)	(7,150)	8,594	8,754
Depreciation and amortization	81,684	70,508	230,461	191,757
Non-cash compensation expense	6,459	2,378	20,942	14,338
(Gains) losses on disposal of assets	1,088	(2,520)	1,333	(1,584)
(Gains) losses on non-hedged interest rate derivatives	18,241	(394)	(32,327)	(149)
Allowance for equity funds used during construction	(30)	(19,727)	(18,618)	(45,275)
Proportionate share of joint ventures’ interest, depreciation and allowance for equity funds used during construction	6,698	—	9,651	—
Other, net	(3,433)	805	(4,400)	(9,486)

EBITDA, as adjusted (a)	$281,769	$332,740	$1,030,225	$1,065,169

Reconciliation of net income to distributable cash flow:
Net income	$72,456	$221,048	$530,361	$715,057
Amortization of finance costs charged to interest	2,234	1,665	6,386	4,240
Deferred income taxes	(6,040)	(4,672)	3,663	(3,781)
Depreciation and amortization	81,684	70,508	230,461	191,757
Non-cash compensation expense	6,459	2,378	20,942	14,338
(Gains) losses on disposal of assets	1,088	(2,520)	1,333	(1,584)
(Gains) losses on non-hedged interest rate derivatives	18,241	(394)	(32,327)	(149)
Allowance for equity funds used during construction	(30)	(19,727)	(18,618)	(45,275)
Unrealized (gains) losses on commodity derivatives not in fair value hedging relationships	(13,472)	(34,390)	32,657	5,838
Unrealized (gains) losses on commodity derivatives and related hedged inventory in fair value hedging relationships	16,361	—	3,863	—
Inventory lower of cost or market adjustments	9,408	—	54,029	—
Effect of previously recognized inventory hedging and lower of cost or market adjustments on margin during the period	—	—	(23,551)	—
Distributions over (under) equity in earnings, net	(5,266)	1,414	(5,696)	4,723
Maintenance capital expenditures	(27,483)	(25,357)	(71,766)	(75,931)

Distributable cash flow (a)	$155,640	$209,953	$731,737	$809,233

(a)
The Partnership has disclosed in this press release EBITDA, as adjusted, and distributable cash flow which are non-GAAP financial measures. Management believes EBITDA, as adjusted, and distributable cash flow provide useful information to investors as measure of comparison with peer companies, including companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, and distributable cash flow also allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results.

There are material limitations to using measures such as EBITDA, as adjusted, and distributable cash flow, including the difficulty associated with using either as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss or cash flows. In addition, our calculations of EBITDA, as adjusted, and distributable cash flow may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP, such as gross margin, operating income, net income, and cash flow from operating activities.

Definition of EBITDA, as Adjusted
The Partnership defines EBITDA, as adjusted, as total partnership earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees and other expenses. Non-cash compensation expense represents charges for the value of the grants awarded under the Partnership’s compensation plans over the vesting terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income or loss such as the gain or loss arising from disposal of assets is not included when determining EBITDA, as adjusted.
EBITDA, as adjusted, is used by management to determine our operating performance and, along with other data, as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation.
Definition of Distributable Cash Flow
The Partnership defines distributable cash flow as total partnership earnings, adjusted for certain non-cash amounts recorded in earnings, less maintenance capital expenditures. Non-cash amounts recorded in earnings include depreciation and amortization, deferred taxes, impairment losses, allowance for equity funds used during construction, and certain realized and unrealized gains and losses. Distributable cash flow also reflects earnings from affiliates on a cash basis.
Distributable cash flow is used by management to evaluate our overall performance. Our partnership agreement requires us to distribute all available cash, and distributable cash flow is calculated to evaluate our ability to fund distributions through cash generated by our operations.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
REPORTABLE SEGMENTS (unaudited)	2009	2008	2009	2008
Intrastate transportation and storage:
Natural gas MMBtu/d — transported	11,111,011	11,613,933	12,769,022	10,515,132
Natural gas MMBtu/d — sold	886,463	1,409,348	879,861	1,556,524

Revenues (including intersegment)	$466,713	$1,509,555	$1,589,298	$4,862,641
Cost of products sold	278,868	1,150,799	895,433	3,965,931

Gross margin	187,845	358,756	693,865	896,710

Operating expenses	45,053	86,332	155,461	227,026
Depreciation and amortization	27,188	23,820	78,080	60,293
Selling, general and administrative	5,823	18,683	49,899	55,251

Segment operating income	$109,781	$229,921	$410,425	$554,140

Interstate transportation:
Natural gas MMBtu/d — transported	1,688,388	1,862,781	1,706,199	1,750,592
Natural gas MMBtu/d — sold	19,060	14,784	19,481	13,094

Revenues	$71,415	$62,023	$203,349	$176,663
Operating expenses	13,718	13,278	46,427	39,128
Depreciation and amortization	12,521	9,637	36,017	28,204
Selling, general and administrative	3,566	5,410	19,150	17,917

Segment operating income	$41,610	$33,698	$101,755	$91,414

Midstream:
Natural gas MMBtu/d — sold	1,021,963	1,344,033	1,009,547	1,361,295
NGLs Bbls/d — sold	39,486	24,019	40,345	27,618

Revenues (including intersegment)	$573,066	$1,435,157	$1,750,466	$4,555,340
Cost of products sold	480,746	1,352,658	1,510,030	4,271,788

Gross margin	92,320	82,499	240,436	283,552

Operating expenses	16,054	16,661	50,858	50,792
Depreciation and amortization	18,091	16,669	51,792	44,004
Selling, general and administrative	14,761	9,307	41,183	31,239

Segment operating income	$43,414	$39,862	$96,603	$157,517

Retail propane and other retail propane related:
Retail propane gallons (in thousands)	87,569	90,386	398,202	422,109

Retail propane revenues	$162,224	$238,830	$829,901	$1,086,417
Other retail propane related revenues	22,063	24,736	72,570	76,524
Retail propane cost of products sold	80,232	187,799	378,524	744,316
Other retail propane related cost of products sold	4,796	7,604	14,495	17,099

Gross margin	99,259	68,163	509,452	401,526

Operating expenses	81,298	79,843	259,768	253,193
Depreciation and amortization	23,031	20,255	63,477	58,828
Selling, general and administrative	11,480	7,793	34,128	27,800

Segment operating income (loss)	$(16,550)	$(39,728)	$152,079	$61,705

All other	$(3,021)	$(186)	$(4,803)	$(528)

Selling, general and administrative expenses not allocated to segments	2,113	(3,059)	1,361	(4,425)

Total operating income	$177,347	$260,508	$757,420	$859,823

Other items not allocated by segment:
Interest expense, net of interest capitalized	$(101,503)	$(67,792)	$(284,228)	$(191,757)
Equity in earnings (losses) of affiliates	9,581	(654)	11,751	(749)
Gains (losses) on disposal of assets	(1,088)	2,520	(1,333)	1,584
Gains (losses) on non-hedged interest rate derivatives	(18,241)	394	32,327	149
Allowance for equity funds used during construction	30	19,727	18,618	45,275
Other, net	3,433	(805)	4,400	9,486
Income tax expense	2,897	7,150	(8,594)	(8,754)

	(104,891)	(39,460)	(227,059)	(144,766)

Net income	$72,456	$221,048	$530,361	$715,057